                                                                    EXHIBIT 10.1

August 29, 2003

John K. P. Stone III
Frenchman's Marina
2700 Donald Ross Road
Palm Beach Gardens, FL   33410

                 Re: Amendment to Executive Employment Agreement
Dear Nick,

This letter agreement serves to amend the Executive Employment Agreement dated as of March 27, 2002, by and between you and PolyMedica Corporation. (the "Company"), as amended by a certain letter agreement dated April 1, 2003 (together, the "Executive Employment Agreement").

         Term of Employment. The Employment Period, as defined in Section 2 of the Executive Employment Agreement, is extended to August 31, 2004.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                             Very truly yours,

                                             /s/ Samuel L. Shanaman
                                             ----------------------
                                             Samuel L. Shanaman
                                             Lead Director and
                                             Interim Chief Executive Officer

ACCEPTED AND AGREED TO:

/s/ John K.P. Stone, III
------------------------
John K. P. Stone, III
Director, Vice Chairman, General Counsel, and Senior Vice President